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                                                                     Exhibit (j)


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information included in Post-Effective Amendment No. 92 to the Registration Statement (Form N-1A, No. 33-44964) of The Shelby Fund and The Shelby Large Cap Fund of The Coventry Group.


                                               /s/ Ernst & Young LLP

                                               ERNST & YOUNG LLP


Columbus, Ohio
July 30, 2002